UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 25, 2007

ULURU Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-49670	41-2118656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4452 Beltway Drive
Addison, Texas 75001
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 905-5145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 25, 2007, the Company announced the appointment of Renaat Van den Hooff as the Company's Executive Vice President - Operations, effective as of September 25, 2007 (the "Effective Date").  Mr. Van den Hooff’s entered into an Employment Agreement with the Company, dated the Effective Date (the "Employment Agreement").  Mr. Van den Hooff’s title will be Executive Vice President - Operations.  Mr. Van den Hooff will be paid an annual salary of $300,000, a one-time signing bonus of $100,000, and was granted stock options to purchase 600,000 shares of the Company's common stock with an exercise price equal to the closing price of the Company's common stock on the Effective Date.  Mr. Van den Hooff's options will vest 25% on September 25, 2008 and monthly thereafter over a 36 month period. The stock options are granted from the Company's 2006 Equity Incentive Plan.  Mr. Van den Hooff is entitled to similar employee benefits as the Company's other executive officers.  Under certain circumstances relating to a change of control of the Company, Mr. Van den Hooff may be entitled to receive a payment equal to his annual salary, acceleration of options and extension of health care benefits.

Mr. Van den Hooff, age 48, has extensive experience in the pharmaceutical industry most notably with Johnson & Johnson, both in the United States and internationally.  In his most recent position he was responsible for the integration of the European, Middle East and African Johnson & Johnson and Pfizer Consumer Healthcare Companies, prior to that he held the position of President McNeil International and as President Johnson & Johnson-Merck Consumer Pharmaceuticals.

The information in Item 5.02 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 5.02 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated September 25, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULURU Inc.

Date: September 25, 2007	By:	/s/ Terrance K. Wallberg
Terrance K. Wallberg
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 25, 2007